                                                              EXHIBIT 10.5


                         CONSENT TO THE CREDIT AGREEMENT

         CONSENT, dated as of July 22, 1999, among RJ REYNOLDS TOBACCO HOLDINGS, INC. (f/k/a RJR NABISCO, INC.), a Delaware corporation (the "Borrower") and the lending institutions party to the Credit Agreement referred to below (the "Consent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).


                              W I T N E S S E T H :


         WHEREAS, the Borrower, Holdings and various lending institutions (the "Lenders") are parties to a Credit Agreement, dated as of May 7, 1999 (as in effect on the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders grant a certain consent to the Credit Agreement as herein provided; and

         WHEREAS, the Lenders wish to grant that certain consent to the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:


I.  CONSENT TO THE CREDIT AGREEMENT.

         1.       Notwithstanding any contrary requirement contained in
Section 8.05(iv) of the Credit Agreement that a Dividend declared and paid by Parent pursuant to said Section be paid within 45 days of the declaration thereof, the Lenders hereby agree that Parent may declare a Dividend on July 28, 1999 and pay such Dividend on October 1, 1999 (I.E., more than 45 days after the declaration thereof), so long as the declaration and payment of such Dividend is permitted by said Section 8.05(iv) in all other respects.

II.  MISCELLANEOUS PROVISIONS.

         1. In order to induce the Lenders to enter into this Consent, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the Consent Effective Date, both before and after giving effect to this Consent.

         2. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Consent shall become effective as of the date first written above on the date (the "Consent Effective Date") when (i) the Borrower and (ii) Lenders constituting Required Lenders under the Credit Agreement shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, L.L.P., 1155 Avenue of the Americas, New York, New York 10036, Attention: Darryl Carbonaro (Facsimile No.: (212) 354-8113). After transmitting its executed signature page to White & Case, L.L.P. as provided above, each of the Lenders shall deliver executed hard copies of this Consent to White & Case, L.L.P.,
Attention: Darryl Carbonaro at the address provided above.

                                      * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.



                                        R.J. REYNOLDS TOBACCO HOLDINGS, INC.


                                        By
                                           ----------------------------------
                                         Title:

                                        SENIOR MANAGING AGENTS



                                        THE CHASE MANHATTAN BANK,
                                          Individually and as Administrative
                                          Agent



                                        By:
                                           ----------------------------------
                                             Name:
                                             Title:



                                        BANKERS TRUST COMPANY, Individually
                                          and as Syndication Agent



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        CITIBANK, N.A., Individually and as
                                          Syndication Agent



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:

                                        CREDIT LYONNAIS, NEW YORK BRANCH,
                                           Individually and as Syndication
                                           Agent



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        THE FUJI BANK, LIMITED, Individually
                                          and as Syndication Agent



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        BARCLAYS BANK PLC (NEW YORK),
                                          Individually and as Syndication Agent



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:

                                        ABN AMRO BANK (NEW YORK)



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        CREDIT SUISSE FIRST BOSTON



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        HSBC BANK USA



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        THE BANK OF NOVA SCOTIA



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        THE BANK OF NEW YORK



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:

                                        THE SUMITOMO BANK, LIMITED



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        CITY NATIONAL BANK OF NEW JERSEY



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        NORDDEUTSCHE LANDESBANK
                                            (NEW YORK)


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:


                                        UBS AG, STAMFORD BRANCH


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:


                                        WACHOVIA BANK, N.A.



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:

                                        BANKBOSTON, N.A.



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        DLJ CAPITAL FUNDING, INC.



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        ERSTE BANK



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        EUROPEAN-AMERICAN BANK



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        FIRST HAWAIIAN BANK



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:

                                        PIMCO TOTAL RETURN FUND



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        ROYALTON COMPANY



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        STOCK PLUS, L.P., FUND A



                                        By:
                                           ----------------------------------
                                            Name:
                                            Title: